UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 21, 2005

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	000-16741	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 21, 2005, Comstock Resources, Inc. issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing (i) its calendar year 2006 capital expenditure budget of $200 million, (ii) a stock repurchase program authorized by its Board of Directors to acquire in open market or private transactions from time to time and in accordance with applicable laws and subject to market conditions, up to $25 million of the Company’s common stock, and (iii) estimated crude oil and natural gas price realizations for the fourth quarter of 2005.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release, dated December 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: December 22, 2005	By:	/s/ M. Jay Allison
M. Jay Allison
President and Chief Executive Officer